UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2019

VIACOM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32686	20-3515052

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway, New York, NY	10036

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	VIA	Nasdaq Global Select Market
Class B common stock, par value $0.001 per share	VIAB	Nasdaq Global Select Market

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion on December 4, 2019 (the “Closing Date”) of the transactions contemplated by the Agreement and Plan of Merger, dated as of August 13, 2019, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of October 16, 2019 (the “Merger Agreement”), by and between CBS Corporation, a Delaware corporation (“CBS”), and Viacom Inc., a Delaware corporation (“Viacom”), pursuant to which Viacom merged with and into CBS (the “Merger”), with CBS continuing as the surviving company (the “Surviving Corporation”). At the effective time of the Merger (the “Effective Time”), CBS changed its name to ViacomCBS Inc. (“ViacomCBS”).

Immediately prior to the Effective Time, CBS filed with the U.S. Securities and Exchange Commission (the “SEC”) a Form 25 to withdraw the listing of the Class A common stock, par value $0.001 per share, of CBS and the Class B common stock, par value $0.001 per share, of CBS from the New York Stock Exchange. Following the Effective Time, ViacomCBS filed with the SEC a Form 8-A to list the Class A common stock, par value $0.001 per share, of ViacomCBS (“ViacomCBS Class A Common Stock”) and the Class B common stock, par value $0.001 per share, of ViacomCBS (“ViacomCBS Class B Common Stock,” and together with ViacomCBS Class A Common Stock, “ViacomCBS Common Stock”) on the Nasdaq Global Select Market (“Nasdaq”). ViacomCBS Class A Common Stock and ViacomCBS Class B Common Stock have been approved for listing on Nasdaq under the ticker symbols “VIACA” and “VIAC”, respectively, and will begin trading on December 5, 2019.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

On the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, (1) each share of Class A common stock, par value $0.001 per share, of Viacom (“Viacom Class A Common Stock”) issued and outstanding immediately prior to the Effective Time, other than shares held by Viacom as treasury shares or held by CBS, was converted automatically into 0.59625 shares of ViacomCBS Class A Common Stock, and (2) each share of Class B common stock, par value $0.001 per share, of Viacom (“Viacom Class B Common Stock”, and, together with Viacom Class A Common Stock, “Viacom Common Stock”) issued and outstanding immediately prior to the Effective Time, other than shares held by Viacom as treasury shares or held by CBS, was converted automatically into 0.59625 shares of ViacomCBS Class B Common Stock. No fractional shares of ViacomCBS Common Stock were issued in connection with the Merger, and the stockholders of Viacom became entitled to receive cash in lieu of any fractional shares of ViacomCBS Common Stock.

At the Effective Time, each Viacom stock option outstanding immediately prior to the Effective Time was converted automatically into a ViacomCBS stock option, on the same terms and conditions, with respect to a number of shares of ViacomCBS Class B Common Stock equal to (1) the number of shares of Viacom Class B Common Stock subject to the Viacom stock option immediately prior to the Effective Time, multiplied by (2) 0.59625 (with the resulting number rounded down to the nearest whole share), at an exercise price (rounded up to the nearest hundredths of a cent) equal to the exercise price of the stock option immediately prior to the Effective Time divided by 0.59625.

Any award of time-based restricted stock units with respect to Viacom Class B Common Stock (a “Viacom RSU Award”) held by a non-employee member of the Viacom board of directors who will not serve on the ViacomCBS board of directors after the Effective Time vested immediately prior to the Effective Time. At the Effective Time, each other Viacom RSU Award outstanding immediately prior to the Effective Time was converted into an award of time-based restricted stock units with respect to ViacomCBS Class B Common Stock (a “ViacomCBS RSU Award”), on the same terms and conditions, with respect to a number of shares of ViacomCBS Class B Common Stock (rounded to the nearest whole share) equal to (1) the number of shares of Viacom Class B Common Stock subject to the Viacom RSU Award immediately prior to the Effective Time, multiplied by (2) 0.59625.

At the Effective Time, each award of performance-based restricted stock units with respect to Viacom Class B Common Stock (a “Viacom PSU Award”) outstanding immediately prior to the Effective Time was converted automatically into a ViacomCBS RSU Award, on the same terms and conditions, other than the requirement to achieve any performance goals, with respect to a number of shares of ViacomCBS Class B Common Stock (rounded to the nearest whole share) equal to (1) the number of shares of Viacom Class B Common Stock subject to the Viacom PSU Award immediately prior to the Effective Time based on actual performance for any portion of such award for which the applicable performance period has been completed prior to the Effective Time, and otherwise target performance, multiplied by (2) 0.59625.

At the Effective Time, any cash amounts under the Viacom director nonqualified deferred compensation plan or any Viacom dividend equivalent arrangement that may be settled in shares of Viacom Class B Common Stock, or that track the value of a share of Viacom Class B Common Stock, was converted into a cash amount that may be settled in shares of ViacomCBS Class B Common Stock (unless the award, by its terms, is payable in cash). In addition, each notional unit with respect to shares of Viacom Class B Common Stock subject to a Viacom employee nonqualified deferred compensation plan was converted into a number of units with respect to ViacomCBS Class B Common Stock on the same terms and conditions, with respect to a number of shares of ViacomCBS Class B Common Stock equal to (1) the number of shares of Viacom Class B Common Stock subject to the notional unit immediately prior to the Effective Time, multiplied by (2) 0.59625.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 and Exhibit 2.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On December 4, 2019, in connection with the completion of the Merger, Viacom notified Nasdaq, its principal trading market, that the Merger had completed and requested that trading in Viacom Common Stock be suspended at the close of trading on December 4, 2019, that the listing of the Viacom Common Stock be removed and that Nasdaq file a notification of removal from listing on Form 25 with the SEC with respect to the delisting of the Viacom Common Stock. As a result, Viacom Common Stock will no longer be listed on Nasdaq. Additionally, Viacom intends to file with the SEC certifications and notices of termination on Form 15 deregistering Viacom Common Stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and suspending Viacom’s reporting obligations under the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information provided in the Introductory Note and Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, each holder of Viacom Common Stock immediately prior to the Effective Time ceased to have any rights as a stockholder of Viacom other than the right to receive merger consideration pursuant to the Merger Agreement.

Item 5.01	Changes in Control of Registrant.

The information provided in the Introductory Note and Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

At the Effective Time, as contemplated under the Merger Agreement, Viacom merged with and into CBS, with CBS continuing as the Surviving Corporation.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

As of the Effective Time, all of the directors of Viacom ceased serving as directors of Viacom.

As of the Effective Time, Robert M. Bakish, Judith A. McHale, Ronald L. Nelson, Charles E. Phillips, Jr. and Nicole Seligman, each a former director of Viacom, became directors of ViacomCBS.

In addition, all of the officers of Viacom, including all Section 16 executive officers, ceased serving in their capacity as officers of Viacom.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

As of the Effective Time, Viacom ceased to exist and CBS continued as the Surviving Corporation. As of the Effective Time, the Surviving Corporation’s certificate of incorporation was amended and restated in its entirety (the “A&R Charter”), and the Surviving Corporation’s bylaws were amended and restated in their entirety (the “A&R Bylaws”).

Copies of the A&R Charter and the A&R Bylaws are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

On December 4, 2019, ViacomCBS issued a press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of August 13, 2019, by and between Viacom and CBS (incorporated by reference to Exhibit 2.1 to Viacom’s Current Report on Form 8-K, filed on August 19, 2019).

2.2

Amendment No. 1, dated as of October 16, 2019, by and between Viacom and CBS, to the Agreement and Plan of Merger, dated as of August 13, 2019, by and between Viacom and CBS (incorporated by reference to Exhibit 2.1 to Viacom’s Current Report on Form 8-K, filed on October 17, 2019).

3.1	Amended and Restated Certificate of Incorporation of ViacomCBS Inc., dated December 4, 2019.

3.2	Amended and Restated Bylaws of ViacomCBS Inc., dated December 4, 2019.

99.1	Press Release, dated December 4, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOMCBS INC.
(as successor by merger to Viacom Inc.)

By:	/s/ Christa A. D’Alimonte
Name:	Christa A. D’Alimonte
Title:	Executive Vice President, General Counsel and Secretary

Date: December 4, 2019

5